Income Taxes	6 Months Ended
Jun. 30, 2019
Income Taxes [Abstract]
Income Taxes	Income taxes

On June 30, 2019, Swiss voters approved the Swiss Tax Reform and Old Age Insurance financing bill ("Swiss tax reform"). As a result, the corporate income tax rate applicable to Alcon’s Swiss profits as of January 1, 2020 will increase from approximately 9.4% in 2019 to approximately 14.2% beginning in 2020. This change resulted in a non-cash increase in tax expense of $301 million related to the re-measurement of Swiss deferred tax assets and liabilities as of June 30, 2019 and is included as a discrete tax expense item.